Exhibit 99.1

Exhibit 99.1 SOLID BIO SCIENCES IGNITE DMD Phase I/II Study of SGT-001 Microdystrophin Gene Therapy for Duchenne Muscular Dystrophy Roxana Donisa Dreghici1, J. Patrick Gonzalez1, Kristy J. Brown1, Carl A. Morris1, Perry Shieh2, Barry Byrne3 1 Solid Biosciences, Charlestown, MA; 2University of California at Los Angeles, Los Angeles, CA; 3University of Florida, Gainesville, FL Duchenne Muscular Dystrophy Duchenne muscular dystrophy (DMD) is a fatal neuromuscular disease caused by mutations in the DMD gene that lead to the absence of functional dystrophin protein SGT-001 Capsid Promoter Transgene Skeletal and cardiac muscle tropism High skeletal and cardiac muscle expression Retains critical elements of full-length dystrophin including the nNOS binding domain AAV9 CK8 nNOS Microdystrophin nNOS Binding Domain Action Binding Domain Dystroglycan Binding Domain NH3 Hinge 1 R1 R16 R17 R23 R24 Hinge 4 COOH nNOS: neuronal nitric oxide synthase SGT-001 is an AAV microdystrophin gene transfer therapy evaluated for the safety, tolerability and efficacy in adolescents and children with DMD. SGT-001 was designed to deliver a unique, rationally designed dystrophin surrogate to replace absent protein in skeletal and cardiac muscles throughout the body Methods IGNITE DMD Phase I/II clinical trial to assess the safety and efficacy of SGT-001 (NCT03368742) Cohorts n=3 control subjects analyzed n=3 subjects at 5E13 vg/kg (Patients 1-3) n=6 subjects at 2E14 vg/kg (Patients 4-9) Safety Assessments Incidence of adverse events Biopsy Assessments Microdystrophin expression in muscle biopsies (2E14 vg/kg cohort) Clinical Assessments NSAA, 6MWT, FVC % Predicted, FEV1 % Predicted, PODCI Results presented as mean ± standard deviation for all control and treated subjects unless otherwise noted Enrollment in the study is complete and long term follow up to 5 years post-dosing continues Results: Biopsy Analysis Microdystrophin Expression and Protein Function in 3-Month and 12-Month Muscle Biopsies† Microdystrophin â-Sarcoglycan nNOS Activity Biopsy from Pt. 5 at 18 months 3 months 12 months 18 months 24 months Biopsy Results (2E14 vg/kg Cohort) (Mean % - (Mean % - (Pt. 5) † (Pt. 4) † Pts. 4-9) Pts. 6-9) % Normal Dystrophin (Western Blot) 6.6% 7.0% 69.8% BLQ* % Positive Fibers (Immunofluorescence) Manual Assessment 31% 22% 85% 10% Automated Assessment 40% 30% 84% 32% *BLQ: Below the 5% limit of quantification by Western blot BLQ values assigned 0.5*LLOQ for Mean calculations (=2.5%) †12-month biopsies for Pts. 4 and 5 collected at 24 months and 18 months, respectively, due to COVID-19. Results: 1-Year Assessments Cumulative Summary Tabulations of Safety Findings Serious Adverse All SGT-001 Related to Events (SAEs) (n=9) SGT-001 Thrombocytopenia 1/9 Yes Hepatotoxicity 1/9 Yes Systemic Inflammatory 2/9 Yes Response Syndrome Giardiasis 1/9 No Most Common Treatment-Emergent All SGT-001 Adverse Events (TEAEs) (n=9) Nausea 9/9 Vomiting 9/9 Pyrexia 8/9 Thrombocytopenia 7/9 Headache 4/9 Viral Upper Respiratory Tract Infection 4/9 Motor Function Evaluated by 6-Minute Walk Test (6MWT) and North Star Ambulatory Assessment (NSAA) 6MWT - 1-Year NSAA - 1-Year Change from Baseline (meters) Change from Baseline (units) Control SGT-001 SGT-001 5E13 vg/kg 2E14 vg/kg Control SGT-001 SGT-001 5E13 vg/kg 2E14 vg/kg 8 6 4 2 0 -2 -4 -6 -8 -10 100 75 50 25 0 -25 -50 Pulmonary Function Tests Performed by Spirometry to Evaluate Forced Vital Capacity (FVC) and Forced Expiratory Volume in 1 Second (FEV1) FVC % Predicted - 1-Year FEV1 % Predicted - 1-Year Change from Baseline (%p) Change from Baseline (%p) Control SGT-001 SGT-001 5E13 vg/kg 2E14 vg/kg Control SGT-001 SGT-001 5E13 vg/kg 2E14 vg/kg 40 30 20 10 0 -10 -20 40 20 0 -20 Patient Reported Outcome Measures Evaluated by the Pediatric Outcomes Data Collection Instrument (PODCI) PODCI - Global Function - 1-Year Control SGT-001 SGT-001 5E13 vg/kg 2E14 vg/kg PODCI - Transfer / Basic Mobility - 1-Year Control SGT-001 SGT-001 5E13 vg/kg 2E14 vg/kg PODCI - Sports / Physical Functioning - 1-Year Control SGT-001 SGT-001 5E13 vg/kg 2E14 vg/kg 30 20 10 0 -10 -20 -30 Change from Baseline (Points) Change from Baseline (Points) Change from Baseline (Points) 20 10 0 -10 -20 40 20 0 -20 Conclusions All subjects in IGNITE DMD have reached the 1-year study time point Results show positive changes from baseline to 1-year for motor function, pulmonary function, and patient reported outcome measures Subjects continue to be monitored for safety and have not shown any new treatment-associated AEs after the first 90 days post-dosing Development of SGT-001 has concluded, with the next-generation SGT-003 program using an updated construct with novel muscle-tropic capsid currently in IND-enabling studies Additional updates on the IGNITE DMD study are expected to be provided following completion of the 5-year follow up timepoint for all subjects